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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                   ----------

                                    FORM 8-K


                                 CURRENT REPORT
     PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934


Date of Report (Date of earliest event reported)  August 3, 2005
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                               LAND O'LAKES, INC.
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             (Exact name of registrant as specified in its charter)


          MINNESOTA                       333-84486              41-0365145
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(State or other jurisdiction      (Commission File Number)     (IRS Employer
      of incorporation)                                      Identification No.)




      4001 LEXINGTON AVENUE NORTH
         ARDEN HILLS, MINNESOTA                            55126
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(Address of principal executive offices)                 (Zip Code)



Registrant's telephone number, including area code  (651) 481-2222
                                                   ----------------------------

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act (17
    CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12(b) under the Exchange Act (17
    CFR 240.14a-12(b)).

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))



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ITEM 5.02  APPOINTMENT OF PRINCIPAL OFFICER

         On August 3, 2005, the Board of Directors of Land O'Lakes, Inc. (the "Company") announced that, effective as of October 1, 2005, Chris Policinski will serve as the Company's president and chief executive officer, succeeding John Gherty who announced his retirement earlier this year after serving as the Company's president and chief executive officer for the past 16 years. Since joining the Company in 1997, Mr. Policinski, 47, has served in various leadership positions and currently serves as the Executive Vice President and Chief Operating Officer of the Company's Dairy Foods business, a position he has held since 2002. The Company and Mr. Policinski entered into a Severance Agreement that requires the Company to provide certain benefits to Mr. Policinski in the event his employment is terminated under certain circumstances, including, but not limited to, specified change in control events. The Severance Agreement provides, among other things, that upon the occurrence of a termination under certain circumstances, Mr. Policinski would be entitled to a multiple, not to exceed 3.0x, of his base salary and targeted annual variable pay, the value of any unvested or forfeited options granted under the Company's CVIP plan and an amount equal to the pro-rated target amount due under the Company's Long-Term Incentive plan. Any severance payments due under the agreement would be paid in three equal installments over a period not to exceed two years from the termination date. A copy of the Company's press release is attached hereto as Exhibit 99.1



ITEM 9.01 EXHIBITS

         (c) Exhibits.

         99.1 Land O'Lakes, Inc. press release dated August 3, 2005.



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                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

                                            LAND O'LAKES, INC.


Date:  August 3, 2005                       /s/ Peter Janzen
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                                            Peter Janzen
                                            Vice President and General Counsel